OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
OTHER CURRENT ASSETS

NOTE 14. OTHER CURRENT ASSETS

Other current assets consist of the following:

	December 31
(in US$ thousands)	2010	2011
Loans receivable - current	$5,761	$5,666
Less: Allowance for loans receivable - current	(5,057)	(5,057)
Deferred income tax assets - current, net (Note 25)	581	759
Other	759	183

	$2,044	$1,551

The following is a reconciliation of changes in our Company’s allowance for loans receivable - current during the years ended December 31, 2009, 2010 and 2011:

(in US$ thousands)	2009	2010	2011
Balance at beginning of year	$2,640	$3,574	$5,057
Additions: Provision for bad debt expenses	934	1,483	—

Balance at end of year	$3,574	$5,057	$5,057

In 2006, our Company entered into a loan agreement for $214 thousand with a third party with no interest. The outstanding principal balance of this loan was due in November 2009, and is currently past due. We do not expect to collect all principal; therefore, we recognized a full provision for the loan of $214 thousand in 2009.

During the period from September 2008 to April 2009, our Company entered into loan agreements in the aggregate of $0.7 million with a company (included in our available-for-sale investments and equity method investments) with interest rates ranging from 9.7 percent to 10.525 percent per annum. Due to the financial status of this available-for-sale investment, we do not expect to collect all principal and interest. Therefore, we recognized a provision for certain loans and interest receivable in the aggregate of $719 thousand in 2009, and ceased to recognize interest income.

As of the date of our deconsolidation of T2CN in July 2010, we had $1.4 million of loans receivable outstanding. As a result of the ongoing dispute, we do not expect to collect these outstanding loans due from T2CN. Therefore, we recognized a full provision for the loans of $1.4 million in 2010. (See Note 5, “Deconsolidation” for additional information.)